UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2023

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain,
Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2023, Stanley Black & Decker, Inc. (the “Company”) announced the appointment by the Board of Directors of Christopher J. Nelson, 53, as the Company’s Chief Operating Officer, Executive Vice President and President Tools & Outdoor, to be effective on or about June 14, 2023 (the “Effective Date”). On the Effective Date, Mr. Nelson will succeed Robert H. Raff, the Company’s current Interim Co-President & Chief Commercial Officer, Tools & Outdoor, who will continue to serve as Chief Commercial Officer, Tools & Outdoor, and John H. Wyatt, the Company’s current Co-President & Senior Vice President, Tools & Outdoor, who will become Senior Vice President, Strategy and Integration, following the Effective Date.

Mr. Nelson most recently served as President, HVAC of Carrier Global Corporation (NYSE: CARR) (“Carrier”), a global provider of heating, ventilating and air conditioning, refrigeration, fire, security and building automation technologies, since March 2020. Prior to this position, he served in various executive roles at Carrier (formerly United Technologies Corporation prior to the 2020 spin-off of Carrier) since 2004. Prior to joining Carrier, Mr. Nelson held leadership roles with McKinsey & Company, a management consulting firm, Johnson & Johnson, a global healthcare company (NYSE: JNJ), and the U.S. Army. He received a bachelor’s degree from University of Notre Dame and a master’s degree in business administration from Cornell University.

The appointment of Mr. Nelson was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Nelson and any director or executive officer of the Company, and there are no transactions between Mr. Nelson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with his appointment, the Compensation and Talent Development Committee of the Board of Directors approved the following compensation and benefit arrangements for Mr. Nelson:

•	an annual base salary of $850,000;

•

a one-time restricted stock unit grant to be granted within thirty days of the Effective Date with an aggregate grant date value of $5,500,000, which will vest 1/3 on each anniversary of the grant date, provided that such restricted stock units will fully vest upon termination if either: (a) the Company involuntarily terminates Mr. Nelson’s employment without cause or (b) the Board of Directors announces that someone other than Mr. Nelson has been selected to succeed Donald Allan, Jr., as Chief Executive Officer of the Company and Mr. Nelson voluntarily terminates his employment within thirty days of such announcement;

•

an annual cash bonus under the Company’s Management Incentive Compensation Plan, with a target bonus opportunity for the Company’s 2023 fiscal year equal to 120% of his base salary, and a target amount for subsequent fiscal years as determined by the Board (or a committee thereof);

•

annual grants of equity awards in forms and amounts to be determined annually by the Board (or a committee thereof), except that the annual equity award to be granted in fiscal year 2023 will have an aggregate grant date value of $3.6 million and is expected to be comprised of a mix of 50% of performance share units, 25% of stock options and 25% of restricted stock units, with Mr. Nelson’s initial annual equity grants for fiscal year 2023 to be made within thirty days of the Effective Date under the Company’s 2022 Omnibus Award Plan, and annual equity awards to be granted in fiscal year 2024 and thereafter are expected to have an aggregate grant date value of at least $3.6 million; and

•	employee benefits and perquisites provided to other senior executives of the Company pursuant to the Company’s compensation and benefit plans and arrangements, which may be amended from time to time.

Mr. Nelson is expected to enter into the Company’s standard form of Change in Control agreement with the Company under which he will be eligible to receive cash severance of 2.5 times the total amount of his base salary plus his average three-year bonus upon a qualifying termination of employment and a change in control of the Company.

Item 7.01	Regulation FD Disclosure.

On May 2, 2023, the Company issued a press release announcing the above changes to its management team. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections or guidance of earnings and revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among other, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although the Company believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2022 Annual Report on Form 10-K and its subsequently filed Quarterly Report on Form 10-Q, including under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Consolidated Financial Statements and the related Notes.

Forward-looking statements in this Form 8-K speak only as of the date hereof. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 2, 2023, issued by Stanley Black & Decker, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

Date: May 2, 2023	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary